UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 24, 2010
Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-14492	34-1469491

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

307 North Defiance Street,	Archbold, Ohio	43502

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, including Area Code (419) 446-2501
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17-CFR 240.13e-4(c))

Item 8.01. Other Events
     On March 25, 2010, Farmers & Merchants Bancorp, Inc. issued a press release announcing that its wholly-owned subsidiary bank, Farmers & Merchants State Bank, has entered into a branch purchase and assumption agreement to acquire the Hicksville, Ohio branch office of First Place Bank, based in Warren, Ohio. A copy of the press release is furnished herewith as Exhibit 99.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibit is filed with or incorporated by reference into this Current Report on Form 8-K:

Number	Exhibit

99	Company Press Release dated March 25, 2010

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.
Dated: March 25, 2010

/s/ Paul S. Siebenmorgen
Paul S. Siebenmorgen
President & Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99	Company Press Release dated March 25, 2010